Exhibit 99.1
TechTeam Global, Inc. June 2007 Worldwide Provider of IT, Enterprise Support and Business Process Outsourcing Solutions

Safe Harbor Statement This presentation may contain "forward-looking statements" regarding TechTeam's business and growth strategies, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks" or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward- looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) difficulties or delays in implementing TechTeam's service offerings, (ii) failure to achieve sales, marketing and other objectives, (iii) rapid technological change, (iv) loss of significant customers, (v) risks inherent in conducting business abroad, (vi) inability of the company to execute its acquisition strategy, and (vii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission including, but not limited to, the Company's most recent Annual Report on Form 10-K. All forward-looking statements that may be contained in this presentation are made as of May 29, 2007, and TechTeam undertakes no obligation to update any such forward-looking statements.

Company Overview

Company Profile Key Success Factors Technical Ability: Integrate service lines into a flexible, complete single- point-of-contact (SPOC) solution Commitment to Quality: ISO 9001 certified since 1995; adopted the ITIL framework Experience: Over 25 years of delivering IT service solutions Partnerships: Provide IT support solutions to some of the world's leading companies Worldwide provider of IT, enterprise support and business process outsourcing solutions to the Fortune 1000, government agencies and service organizations

Overview of Government Technology Services Infrastructure Solutions Network Assessment and Planning Network Design and Implementation Managed Services Systems Integration Supply Chain Engineering Business Process Solutions Information Assurance Solutions E-Solutions Application Solutions Business and IT Alignment Records Management Enterprise Solutions Enterprise Architecture Solutions Program and Project Management Systems Engineering and Technical Assistance Compliance Services Strategic Sourcing Business Process Outsourcing Business Analysis Services Logistics Modeling and Simulation Cross-Organization Change Management Decision Support Systems *Assumes NewVectors acquisition closes on May 31, 2007

TechTeam

TechTeam Global and Subsidiaries

- **TechTeam Global, Inc.** (Southfield & Dearborn, MI; Davenport, IA)
- **TechTeam Cyntergy, LLC** (Southfield, MI; Bethesda, MD)
- **TechTeam Global NV/SA** (Brussels, Belgium)
- **TechTeam Global AB** (Gothenberg, Sweden)
- **TechTeam SQM AB** (Stockholm, Sweden)
- **TechTeam Global Ltd.** (Uxbridge and Essex, United Kingdom)
- **TechTeam Global GmbH** (Cologne, Germany)
- **TechTeam A.N.E. NV/SA** (Gent, Belgium)
- **TechTeam Government Solutions, Inc.** (Chantilly and Alexandria, VA; Bethesda, MD; Ann Arbor, MI; and Portsmouth, RI)
- **TechTeam Global SRL** (Bucharest, Romania)
- **TechTeam Akela SRL** (Bucharest, Romania)
- **TechTeam Global Sp.zo.o.** (Krakow, Poland)
- **TechTeam Global Sarl** (Lausanne, Switzerland)

*Assumes NewVectors acquisition closes on May 31, 2007 – Ann Arbor, MI and Alexandria, VA

© 2007 TechTeam Global, Inc.
www.techteam.com
6

Operating Segments 2006 Revenue: $167.4MM By Reporting Segment By Market Segment Government Technology Services 28.3% IT Outsourcing Services 51.7% IT Consulting & Systems Integration 14.3% Other Services 5.7% EMEA $56.5MM Government $47.4MM Americas $63.5MM

Selected Clients Automotive Hospitality Services Other Government Manufacturing Consumer Products Healthcare Technology

Strategic Vision Expanded service solutions creates a more compelling value- add offering for domestic and international customers Higher value / higher margin products and services Stickier relationships Service Expansion Combined Impact Deeper Customer Relationships and Broader Geographical Reach Geographic Expansion Strategic Synergies Low-risk expansion into international markets driven by customer need for multinational, multilingual support Support for additional languages allows more compelling offering Improved lead development in countries where we do not currently conduct business Higher value proposition for existing domestic commercial and government customers Enhanced competitive position with current multinational customers with a stronger service portfolio Enhanced competitive position with potential domestic and multinational customers Additional multilingual bases of operation Low-risk strategy for growth

Configuration Management Release Management Change Management Problem Management Incident Management Value-Added Service Expansion TechTeam Strategic Expansion Increased Value-add of Solutions Increasing Value to the Customer Service Desk Tools Asset Management Tool

Detroit, MI Irving, TX Tampa, FL Omaha, NE Colorado Springs, CO Irvine, CA Mesa, AZ Henderson, NV Edmonton, AB Canada Uxbridge, England Cologne, Germany Gothenburg, Sweden Davenport, IA Chicago, IL Nashville, TN Bucharest, Romania Brussels, Belgium Portsmouth, RI Edison, NJ Baltimore, MD Washington, DC Alexandria, VA Chantilly, VA Greenville, SC Gent, Belgium Argentina Philippines Thailand Japan Krakow, Poland Brazil Mexico Australia China Geographic Initiatives Potential new locations adopting a "follow the customer" model Lausanne, Switzerland *Assumes NewVectors acquisition closes on May 31, 2007 - Ann Arbor, MI and Alexandria, VA Ann Arbor, MI

Financially Attractive NewVectors Acquisition - Strategic Rationale Well positioned in the Department of Defense (DoD) logistics market (our #1 strategic government target) Vertical integration into DoD Market (adding higher skill sets) Enhances our DoD footprint while diversifying our funding from Operations & Maintenance to Research Development Test & Evaluation Movement toward our critical mass revenue goal of $100 million Logistics modeling & simulation Decision support systems IT / weapon system acquisition Agent-based complex systems Supply chain engineering Cross-organization change management Strong management team with thought leaders in DoD Integration of staff level functions (HR, Finance, Sales, etc.) Cross-selling potential of IT support into logistics customer base Cross-selling high level skills into our current customer base Annual revenue of approximately $34 million Accretive gross margin Accretive to earnings in 2007 and future periods Strategic Fit Business Synergies Enhanced Skill Set

Financial Overview

($MM) Total Revenue

Gross Profit Margin (% of total revenue)

Net Income (000s)

Strong Balance Sheet March 31, 2007 Cash and cash equivalents $25.5 million Net cash per share (net of debt) $2.23 per common share Net current assets $4.32 per common share Debt/total capitalization 2.5% Common shares outstanding 10,439,343

Summary Solid Foundation for Growth Strong leadership team in place with board support New discipline in business development Deepening relationships with existing clients Excellent opportunities for growth Improving financial trends Growing Momentum Record revenue of $46.2MM in 1Q07 (13.8% year-over year growth) Solid year-over-year growth in IT Outsourcing of 20% Exceptional year-over-year growth in IT Consulting and Systems Integration in Europe of 63% Completed the acquisition of SQM Sverige AB in February and NewVectors LLC in May (together adding historical revenue of over $46mm). 2007 Expectations Organic revenue growth in low double digits Modest gross margin improvement over 2006 Modest SG&A margin improvement over 2006 *Assumes NewVectors acquisition closes on May 31, 2007

Q&A

Appendices

($MM) Appendix - Total Revenue

Appendix - Gross Profit Margin (% of total revenue)

Appendix - Operating Income (000s)

Appendix - Net Income (000s)

Appendix - Additional Financials SG&A Expense as a Percent of Revenue

Appendix - Additional Financials EBITDA (000s)

Appendix - Additional Financials EBITDA as a Percent of Revenue

Financial Details of NewVectors Acquisition Total purchase price of $40.75 million Funded by a combination of cash and debt $5.75 million in cash $35 million in debt Accretive to gross margin and earnings per share Deal valued at approximately 7X fiscal 2006 adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization adjusted for certain parent company allocated expenses) Current comparable market multiples are 8-10X Trailing Twelve Months EBITDA Estimated tax benefit of approximately $13 million over the next 15 years (cash flow benefit only - no income statement benefit)

Reconciliation of Adjusted EBITDA for NewVectors Reconciliation of Adjusted EBITDA for NewVectors

TechTeam Global, Inc. Headquarters 27335 West 11 Mile Road • Southfield, MI 48033 Main: 800.522.4451 • Main: 248.357.2866 • Fax: 248.357.2570 www.techteam.com